Exhibit 10.25.7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

February 23, 2018

Via E-mail and FedEx

Republic Airline Inc. (“Republic”)

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Chief Financial Officer

[***]

Ladies and Gentlemen:

Reference is made to that certain Capacity Purchase Agreement, dated as of January 23, 2013, between American Airlines, Inc. (“American”) and Republic (as amended by that certain Amendment No. 1 dated as of February 28, 2013, Amendment No. 2 dated as of September 2, 2016 (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016), Amendment No. 3 dated as of October 12, 2017, Amendment No. 4 dated as of November 3, 2017 and Amendment No. 5 dated as of December 15, 2017, and as may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Capacity Purchase Agreement.

The Parties desire to amend the Capacity Purchase Agreement to [***], all as set forth in this amendment (this “Amendment”).

Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Capacity Purchase Agreement, American, on the one hand, and Contractor, on the other hand, agree to the following amendments to the Capacity Purchase Agreement:

1.	Amendment to Capacity Purchase Agreement.

a.	Schedule 1 of the Capacity Purchase Agreement (Covered Aircraft) is hereby amended by adding the following to the end thereof:

[***]

2.

Certain Representations and Warranties. The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the date hereof.

3.

Miscellaneous. This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever with respect to the subject matter hereof. This Amendment shall extend to and bind the successors and assigns of the respective Parties hereto. Each Party shall take all reasonable commercial actions in order to effectuate the intent of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

If you are in agreement with the foregoing, please sign where indicated below and return a signed copy of this Amendment to us at the address above.

Very truly yours,
AMERICAN AIRLINES, INC.

By:	/s/ Kevin Doeksen
Name: Kevin Doeksen
Title: Managing Director, American Eagle Strategy and Operations

Acknowledged and Agreed:
REPUBLIC AIRLINE INC.

By:	/s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP Operations / COO

Acknowledged and Agreed:
REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP Operations / COO

cc:	Republic Airline Inc.
8909 Purdue Road, Suite 300
Indianapolis, IN 46268
Attention: Vice President, General Counsel
[***]

Signature Page to Amendment No. 6